EIGHTH AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                         DATED AS OF FEBRUARY 27, 2004

                                     AMONG

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  AS SELLER,

                                D-M-E COMPANY,
                              AS DME SUBSERVICER,

                             UNILOY MILACRON INC.,
                                AS SUBSERVICER,

                          MILACRON MARKETING COMPANY,
                             AS INITIAL SERVICER,

                      MARKET STREET FUNDING CORPORATION,
                                 AS PURCHASER,

                                      AND

                        PNC BANK, NATIONAL ASSOCIATION,
                               AS ADMINISTRATOR.

          This EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of February 27, 2004, is made among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, UNILOY MILACRON INC., as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets; and

          B. The parties hereto wish to amend the Market Street Purchase Agreement as set forth below.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms have the respective meanings set forth in the Market Street Purchase Agreement.

          SECTION 2. Amendments.

          (a) Section 1.01 of the Market Street Purchase Agreement is amended by replacing the reference therein to "$40,000,000" with "$30,000,000".

          (b) The definition of "Termination Date" set forth in Appendix A of the Market Street Purchase Agreement is amended by replacing the reference therein to "February 27, 2004" with "March 12, 2004".

          (c) Section 3.01(c) of the Market Street Purchase Agreement is amended by inserting the following at the end of clause (iii) thereof immediately before the semicolon: "or under any other Transaction Document, including any amendment or restructuring fee payable by the Seller".

          (d) Section 10.01(s) of the Market Street Purchase Agreement is amended by replacing the reference therein to "February 27, 2004" with "March 12, 2004".


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


          SECTION 3. Representations and Warranties. The Seller Parties jointly and severally represent and warrant as follows:

          (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement, as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof; and

          (b) after giving effect to this Amendment, no Liquidation Event (nor Unmatured Liquidation Event) shall exist as of the date of effectiveness hereof.

          SECTION 4. Effectiveness. This Amendment shall become effective upon
(a) receipt by the Administrator of this Amendment duly executed by the parties hereto and (b) the effectiveness of an amendment to the Liquidity Agreement extending the term of the Liquidity Agreement to March 12, 2004.

          SECTION 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts (including by facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.

          (d) The parties hereto agree that any restructuring fee payable by the Seller for the benefit of the Liquidity Agent in connection with the extension of the term of the Liquidity Agreement to March 12, 2004 shall be paid to the Administrator pursuant to Section 3.01(c) of the Market Street Purchase Agreement (as amended hereby) for distribution to the Liquidity Agent.


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


          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                    MILACRON INC.


                    By:    /s/ Robert P. Lienesch
                       --------------------------------------------------------
                    Title: Vice President - Finance and Chief Financial Officer


                    MILACRON COMMERCIAL CORP., as Seller


                    By:    /s/ Robert P. Lienesch
                       --------------------------------------------------------
                    Title: Treasurer and Assistant Secretary


                    D-M-E COMPANY, as DME Subservicer


                    By:    /s/ Robert P. Lienesch
                       --------------------------------------------------------
                    Title: Treasurer


                    UNILOY MILACRON INC., as Subservicer


                    By:    /s/ Robert P. Lienesch
                       --------------------------------------------------------
                    Title: Treasurer


                    MILACRON MARKETING COMPANY, as the initial Servicer


                    By:    /s/ Robert P. Lienesch
                       --------------------------------------------------------
                    Title: Treasurer


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


                    MARKET STREET FUNDING CORPORATION, as Purchaser


                    By:    /s/ Douglas K. Johnson
                       --------------------------------------------------------
                    Title:  President


                    PNC BANK, NATIONAL ASSOCIATION, as Administrator


                    By:    /s/ John Smathers
                       --------------------------------------------------------
                    Title: Vice President






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